                                                               FILE NOS: 2-27330
                                                                        811-1539

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                            NOTICE OF ANNUAL MEETING

                                                                   March 5, 1999

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") will be held at its offices at One Tower Square, Hartford, Connecticut, on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualified.

          2. To ratify the selection of KPMG LLP as independent accountants of Account GIS for the year ending December 31, 1999.

          3. To approve the revised Rules and Regulations for Account GIS.

          4. To act on any and all other business as may properly come before the meeting.

     The close of business on February 19, 1999 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.


                                            /s/ ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
               ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON FRIDAY, APRIL 30, 1999

     THE BOARD OF MANAGERS OF THE TRAVELERS GROWTH AND INCOME STOCK
ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT GIS) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 9:00 a.m. on Friday, April 30, 1999, at the offices of Account GIS, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Contract Owners on or about March 5, 1999.

VOTE BY PROXY

     A proxy card is enclosed for use in voting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account GIS's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received prior to the meeting and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five (5) nominees for members of the Board of Managers listed in this proxy statement, and for the ratification of the selection of KPMG LLP as independent accountants for the fiscal year ending December 31, 1999 and for approval of the revised Rules and Regulations.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by The Travelers Insurance Company ("Travelers Insurance"), the issuer of the variable annuity contracts that use Account GIS as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account GIS, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on February 19, 1999 (the record date) will be entitled to notice of and to vote at the annual
meeting. On the record date, there were                  units of Account GIS
outstanding and entitled to be voted at the meeting. The number of full and fractional votes which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1999, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the Meeting in person or by proxy. For Proposals 1 and 2, a quorum is present to conduct business at the meeting if 20% of the voting securities of Account GIS are present at the meeting in person or by proxy. Approval of Proposal 3 requires the affirmative "vote of a majority of the outstanding voting securities" of Account GIS. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less.

     For all proposals, abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Contract Owners abstain.

ANNUAL REPORT

     Account GIS's Annual Report containing financial statements for the fiscal year ended December 31, 1998, was mailed to Contract Owners of record as of December 31, 1998. Copies of the Annual Report and the most recent semi-annual report succeeding Account GIS's Annual Report may be obtained without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 or by calling 1-800-842-9368.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five (5) members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five (5) nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 29, 1999.

                                                                                CONTRACTS
      NOMINEE FOR                                                                 OWNED
         MEMBER                           PRINCIPAL OCCUPATION                  12/31/98
------------------------  ----------------------------------------------------  ---------
Heath B. McLendon*        Managing Director (1993-present), Smith Barney Inc.     None
Age 65                    ("Smith Barney"); Chairman (1993-present), Smith
Member Since 1995         Barney Strategy Advisors, Inc.; President and
                          Director (1994-present), Mutual Management Corp.;
                          Director and President (1996-present) of Travelers
                          Investment Advisers; Chairman and Director of
                          forty-two investment companies associated with Smith
                          Barney; Chairman, Board of Trustees, Drew
                          University; Advisory Director, First Empire State
                          Corporation; Chairman, Board of Managers, seven
                          Variable Annuity Separate Accounts of The Travelers
                          Insurance Company+; chairman, Board of Trustees,
                          five Mutual Funds sponsored by The Travelers
                          insurance Company++; prior to July 1993, Senior
                          Executive Vice President of Shearson Lehman Brothers
                          Inc.; Vice Chairman of Shearson Asset Management;
                          Director PanAgora Asset Management, Inc. and
                          PanAgora Asset Management Limited.
Knight Edwards            Of Counsel (1998-present), Partner (1956-1988),         None
Age 75                    Edwards & Angell, Attorneys; Member, Advisory Board
Member Since 1969         (1973-1994), thirty-one mutual funds sponsored by
                          Keystone Group, Inc.; Member, Board of Managers,
                          seven Variable Annuity Separate Accounts of The
                          Travelers Insurance Company+; Trustee, five Mutual
                          Funds sponsored by The Travelers Insurance
                          Company++.
Robert E. McGill, III     Retired manufacturing executive. Director               None
Age 67                    (1983-1995), Executive Vice president (1989-1994)
Member Since 1974         and Senior Vice President, Finance and
                          Administration (1983-1989), The Dexter Corporation
                          (manufacturer of specialty chemicals and materials);
                          Vice Chairman (1990-1992), Director (1983-1995),
                          Life Technologies, Inc. (life science/biotechnology
                          products); Director (1994-present), The Connecticut
                          Surety Corporation (insurance); Director
                          1995-present, Chemfab Corporation (specialty
                          materials manufacturer); Director (1999-present)
                          Ravenwoods Winery, Inc.; Member, Board of Managers,
                          seven Variable Annuity Separate Accounts of The
                          Travelers Insurance Company+; Trustee, five mutual
                          Funds sponsored by The Travelers Insurance
                          Company++.

                                                                                CONTRACTS
      NOMINEE FOR                                                                 OWNED
         MEMBER                           PRINCIPAL OCCUPATION                  12/31/98
------------------------  ----------------------------------------------------  ---------
Lewis Mandell             Dean, School of Management (1998-present),              None
Age 56                    University at Buffalo; Dean, College of Business
Member Since 1990         Administration (1995-1998), Marquette University;
                          Professor of Finance (1980-1995) and Associate Dean
                          (1993-1995), School of Business Administration, and
                          Director, Center for Research and Development in
                          Financial Services (1980-1995), University of
                          Connecticut; Director(1992-present), GZA
                          Geoenvironmental Tech, Inc. (engineering services);
                          Member, Board of Managers, seven Variable Annuity
                          Separate Accounts of The Travelers Insurance
                          Company+; (Trustee, five Mutual Funds sponsored by
                          The Travelers Insurance Company++.)
Frances M. Hawk, CFA,CFP  Private Investor (1997-present); Portfolio Manager      None
Age 51                    (1992-1997), HLM Management Company, Inc.
Member Since 1991         (investment management); Assistant Treasurer,
                          Pensions and Benefits Management (1989-1992), United
                          Technologies Corporation (broad-based designer and
                          manufacturer of high technology products); Member,
                          Board of Managers, seven Variable Annuity Separate
                          Accounts of The Travelers Insurance Company+;
                          Trustee, five Mutual Funds sponsored by The
                          Travelers Insurance Company++.

+These seven Variable Annuity Separate Accounts are; The Travelers Growth and Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++These five Mutual Funds are: Capital Appreciation Fund; Money Market Portfolio; High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

* Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Director of TIMCO, the sub-adviser to Account GIS. TIMCO is a wholly owned subsidiary of Smith Barney Holdings Inc., a wholly owned subsidiary of Citigroup Inc. Mr. McLendon also owns shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account GIS's Nominating Committee consists of those members of the Board of Managers who are not "interested persons" as defined in the 1940 Act. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1998, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account GIS's Secretary prior to December 31, 1999.

MEETINGS

     There were four regular meetings and two special meetings of the Board of Managers of Account GIS during 1998. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Currently, Travelers Insurance pays such compensation under an Agreement with Account GIS.

     In addition, Account GIS has adopted an Emeritus Program for non-interested Board members pursuant to which Account GIS('s) Board and the management of Account GIS can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by Account GIS, must retire from the Board at age 80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

BOARD MEMBER COMPENSATION, BOARD AND COMMITTEE MEETINGS

                      AMOUNTS PAID DURING CALENDAR YEAR
                   ENDED DECEMBER 31, 1998 FOR FIVE MUTUAL
                      FUNDS AND SEVEN VARIABLE SEPARATE
  BOARD MEMBER            ACCOUNTS (AGGREGATE FEE)
-----------------  ---------------------------------------
Heath B. McLendon                       N/A
Knight Edwards                   $31,500.00
Robert E. McGill
  III                            $34,000.00
Lewis Mandell                    $34,000.00
Frances M. Hawk                  $34,000.00

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account GIS recommends approval of the Proposal to elect the five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 29, 1999 by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account GIS, to select the firm of KPMG LLP as the independent accountants of Account GIS for the fiscal year ending December 31, 1999. A representative from KPMG LLP is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     Account GIS did not renew its audit relationship with its former principal accountant, PricewaterhouseCoopers LLP (formerly known as Coopers & Lybrand L.L.P.) on January 29, 1999. On that same day, KPMG LLP was engaged as principal accountant for Account GIS. KPMG LLP serves as the principal accountant for other affiliated separate accounts and mutual funds.

     The report by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it decided to engage KPMG LLP as the principal accountant to audit the Fund's financial statements since it would promote consistency and possible economies of scale among affiliated separate accounts and mutual funds.

     During the past two years and subsequent interim period preceding such termination there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

     Attached as Exhibit A is a letter addressed to the Securities and Exchange Commission from PricewaterhouseCoopers LLP stating that PricewaterhouseCoopers LLP agrees with the statements set forth above with respect to the change of principal accountants.

     The Board also has an Audit Committee consisting of those members who are not "interested persons" as defined in the 1940 Act. The Audit Committee reviews the scope and results of Account GIS's annual audits with Account GIS's independent accountant and recommends the engagement of the accountants. Currently, the members of the Audit Committee are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk and are not "interested persons" as defined in the 1940 Act. During the fiscal year ended December 31, 1998, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account GIS recommends approval of the Proposal to ratify the selection of KPMG LLP as independent accountants.

3.  TO APPROVE THE REVISED RULES AND REGULATIONS

     The Board of Managers approved the Revised Rules and Regulations of Account GIS at the January 29, 1999 Board of Managers meeting. The Rules and Regulations govern how Account GIS operates. The purpose for adopting new Revised Rules and Regulations is to standardize the Rules and Regulations for all managed separate accounts affiliated with Travelers Insurance and to simplify and modernize the rules and regulations. The Revised Rules and Regulations will minimize costs and delays associated with frequent Contract Owner meetings. The original Rules and Regulation were written on December 18, 1967 as set forth in Exhibit B. The revised Rules and Regulations are set forth in Exhibit C.

     The revisions to the Rules and Regulations generally fall into three categories -- those that directly affect Contract Owners, those that directly affect Managers, and those provisions that relate to indemnification.

     REVISIONS THAT DIRECTLY AFFECT CONTRACT OWNERS. The revisions to the Rules and Regulations that directly affect Contract Owners are the revisions that: (1) no longer require annual meetings of the Contract Owners; (2) set forth the matters on which Contract Owners may vote; (3) reduce the quorum to 20%; (4) provide for Contract Owner action by written consent; and (5) revise the notice of meeting date.

     Contract Owner meetings entail substantial costs, which could diminish the benefits of certain cost savings programs implemented or to be implemented by Account GIS through the Administrative Services Agreement and the Agreement to Provide Guarantees. In part because of the costs involved, most mutual funds and separate accounts registered under the federal securities laws no longer hold annual shareholders meetings unless there are material changes in the operation of the mutual fund or separate account.

     Travelers Insurance estimates the savings from no longer holding annual
Contract Owner meetings to be approximately      . These costs should be weighed
against the benefits of Contract Owner scrutiny. However, even without such Contract Owner scrutiny, the Board will carefully consider the matters that were formerly brought before Contract Owners at the annual meeting.

     The remaining revisions that affect Contract Owners generally clarify the items that require Contract Owner vote, and make it easier to obtain that vote in an efficient and cost effective manner. For instance, permitting Contract Owners' to approve matters by consent, will enable the Board to more quickly resolve various issues, including the ability to respond to a change in the laws affecting Account GIS. These governance provisions are important in today's rapidly changing business environment.

     CHANGES THAT DIRECTLY AFFECT MANAGERS. The revisions to the Rules and Regulations that directly affect Managers are those revisions that: (1) provide for an indefinite term of Managers;

(2) provide for telephonic meeting of Managers; (3) permit consent actions of Managers, where permitted by law; and (4) provide that Managers may elect an executive or other committee.

     As with the revisions that affect Contract Owners, the purpose of these changes is to operate Account GIS on a more cost-effective basis, as well as to provide greater governance flexibility. For instance, by no longer requiring annual election of the Managers, Account GIS will eliminate the expenses associated with having an annual Contract Owner meeting. Similarly, by permitting Board of Managers meetings to be conducted by telephone, Account GIS will save many of transportation and lodging costs associated with conducting a Board meeting, and will enable the Board to conduct meetings on a more timely basis.

     CHANGES THAT AFFECT INDEMNIFICATION PROVISIONS. The Revised Rules and Regulations generally clarify and tighten the limitations of liabilities and indemnification provisions. These revisions are consistent with industry practice.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account GIS recommends approval of the Revised Rules and Regulations.

4.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account GIS's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 5, 1999.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     Travelers Asset Management International Corporation (TAMIC), One Tower Square, Hartford Connecticut, serves as investment adviser to Account GIS and The Travelers Investment Management Company (TIMCO) serves as the Subadviser to Account GIS.

MANAGEMENT AGREEMENT

     Travelers Insurance, One Tower Square, Hartford, Connecticut serves as the administrator of Account GIS.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

     CFBDS Inc., 21 Milk Street, Boston, Massachusetts, is the distributor and principal underwriter for Account GIS.

OFFICERS OF ACCOUNT GIS

      NAME                    TITLE              POSITION HELD SINCE
      ----                    -----              -------------------
Ernest J. Wright   Secretary                     October 21, 1994
Kathleen A. McGah  Assistant Secretary           January 27, 1995
David A. Golino    Principal Accounting Officer  January 30, 1998

     The officers of Account GIS serve for one year or until their respective successors are chosen and qualified. Account GIS pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company or its affiliates.

                                                                       EXHIBIT A

PRICEWATERHOUSECOOPERS LOGO

February 15,1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
Gentlemen:

     We were informed on February 10, 1999, that the Board of Managers of The Travelers Growth and Income Stock Account for Variable Annuities (Commission File Number 2-27330) (the "Fund") voted to replace PricewaterhouseCoopers LLP as auditors of the Fund effective January 29, 1999. We have read the Statements made by the Board of Managers of the Fund as part of the definitive Proxy Statement dated March 5, 1999, which we understand will be filed with the Commission, pursuant to Regulation 229, Item 304, as part of the Fund's Proxy Book dated March 5, 1999. We agree with the statements concerning our Firm in such Proxy.

Very truly yours,

PRICEWATERHOUSECOOPERS LOGO

PricewaterhouseCoopers LLP

                                                                       EXHIBIT B

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

                   THE TRAVELERS FUND FOR VARIABLE ANNUITIES

                             RULES AND REGULATIONS

                                   ARTICLE I

                                    GENERAL

     Section 1. Name. The name* of this separate account shall be The Travelers Fund for Variable Annuities (hereafter "the Fund"). The name of the Fund has been selected by and belongs to The Travelers Insurance Company (hereafter the "Company"). It may be used only with the consent of the Company, which reserves the right to withdraw such consent and to adopt some other name, which may or may not include the term "Travelers" as a part thereof. The use of its name by the Fund shall in no way prevent the Company or any company affiliated with the Company from using the name "Travelers" with any other word or words in connection with any other entity or business, whether competitive with the Fund or not.

     Section 2. Office. The office of the Fund shall be in the City of Hartford, Connecticut.

     Section 3. Purposes. The purposes of the Fund are to provide a separate account for assets to be set aside, separate and apart from the other assets of the Company, for the credit and sole benefit of variable annuity contracts issued by the Company and entitled to participate in the Fund. The assets of the Fund shall be held and applied exclusively to meet obligations (including expenses) to provide variable benefits under variable annuity contracts participating in the Fund, as provided in such contracts, all in accordance with applicable state law and as may be required to comply with the requirements of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

                                   ARTICLE II

                                BOARD OF MANGERS

     Section 1. Election. A Board of Managers shall be elected annually by the owners of the variable contracts (referred to as "Contract Owners"). There shall be a minimum of five and a maximum of ten members, and the number of members at any time within such minimum and maximum shall be the number fixed by resolution of the Contract Owners or Board of Managers, or in the absence thereof, shall be the number of members elected at the preceding annual meeting of the Contract Owners. Each member shall serve, subject to applicable law, until the next annual meeting of the Variable Annuity Contract Owners and until his successor is duly elected and qualified. Members of the Board of Managers need not be variable Annuity Contract Owners.

     Section 2. Meetings. Regular meetings of the Board of Managers shall be held at such places and at such times as the Board of Managers by vote may determine from time to time, and if so determined no call or notice thereof need be given. Special meetings of the Board of Managers may be held at such place at any time whenever called by the Chairman of the Board of Managers, or any two or more members of the Board of Managers, notice thereof being given to each member by the Secretary or Assistant Secretary or the person or persons calling the meeting, or at any time without formal notice provided all the members are present or those not present waive notice thereof in writing which is filed with the records of the meeting. Notice of special meetings, stating the time and place thereof, shall be given by mailing the same to each member at his residence or business address at least two days before the meeting or by delivering the same to him personally or telephoning or telegraphing the same to him at his residence or business address at least one day before the meeting unless, in case of urgency, the Chairman of the Board of Managers shall prescribe a shorter notice to be given personally or by telephoning or telegraphing each member at his residence or business address. The Chairman of the Board of Managers shall preside at all meetings of the Board at which he is present. Whenever any notice is required to be given to any member of the Board of Managers under this Section, a waiver in writing signed by the member entitled to such notice, whether before or after the time stated in the notice, will be deemed equivalent to giving notice. Any waiver will be filed with the records of the meeting.

     Section 3. Quorum. A majority of the members of the Board of Managers in office shall constitute a quorum for the transaction of business at any meeting of the Board, and at every meeting the presiding officer for the time being shall have the right to vote. When a quorum is present at any meeting, a majority of the members present shall decide any question brought before such meeting except as otherwise provided by applicable law, or by these Rules and Regulations.

     Section 4. Officers. At the first meeting of the Board of Managers and at the first such meeting following each annual meeting of the Variable Annuity Contract Owners, the Board of Managers shall elect one of its members to act as Chairman of the Board of Managers to hold office until his successor is elected and qualified.

     The Board of Managers may also elect a Secretary of the Board of Managers who may or may not be a member of the Board of Managers. The Secretary shall have the power to certify the minutes of the proceedings of the Variable Annuity Contract Owners and Board of Managers and portions thereof and shall perform such other duties and have such other powers as the Board of Managers shall designate from time to time. In the absence of the Secretary, a temporary Secretary shall perform such duties and have such powers.

     Section 5. Resignations and Removal. Any member of the Board of Managers or the Secretary may resign at any time by mailing or delivering his resignation in writing to the Chairman of the Board of Managers or to a meeting of the Board of Managers. Variable Annuity Contract Owners may, at any meeting called for the purpose by vote of a majority of all votes entitled to be cast, remove any member of the Board of Managers or the Secretary.

     Section 6. Vacancies. No person shall serve as a member of the Board of Managers after the first annual meeting unless duly elected to that office by ballot of the Variable Annuity Contract Owners called for that purpose; except that whenever any vacancy shall occur in the Board of Managers by death, resignation or otherwise, such vacancy may be filled by the Board for the remainder of the term for which said member was elected if, immediately after filling such vacancy, at least two-thirds of the members then holding office shall have been elected by the Variable

Annuity Contract Owners. In the event that at any time after the first annual meeting of Variable Annuity Contract Owners less than two-thirds of the Board have been so elected, the Board of Managers shall forthwith cause to be held as promptly as possible, and in any event within sixty days, a meeting of the Variable Annuity Contract Owners for the purpose of electing a member or members to fill the existing vacancy or vacancies in the Board of Managers.

                                  ARTICLE III

                        VARIABLE ANNUITY CONTRACT OWNERS

     Section 1. Annual Meeting. The first annual meeting of the Variable Annuity Contract Owners shall be called as soon as there are outstanding contracts entitled to a total of 250,000 votes, but in no event later than nine months and two weeks from the first effective date of a Registration Statement for group variable annuity contracts sold by the Company and entitled to participate in the Fund. Thereafter annual meetings of the Variable Annuity Contract Owners shall be held at such hour and place as the Board of Managers may appoint, on the first Monday of March of each year or on some other day within two months thereafter as fixed by the Board of Managers.

     Section 2. Special Meetings. Special meetings of the Variable Annuity Contract Owners may be called by a majority of the Board of Managers at such times and places as they may determine. The notice of a special meeting shall state the purpose of the meeting and no business shall be transacted at the meeting except matters coming within such purpose.

     Section 3. Notice of Meeting. A notice stating the place, day and hour of the meeting, and, in case of a special meetings, the purpose or purposes for which the meeting is called, shall be given to each Variable Annuity Contract Owner as of a record date within seventy-five days prior to the date of the meeting selected by the Board of Managers, by mailing to his address as it appears upon the records of the Company not less than twenty days prior to the day of such meeting. Only persons owning a contract on both the date used to determine the Variable Annuity Contract Owners entitled to notice and the date of the meeting will be entitled to vote at such meeting. Notice of any adjourned meeting shall not be required.

     Section 4. Quorum. Contract Owners entitled to vote, represented either in person or by proxy, shall constitute a quorum at any annual or special meeting of the Contract Owners, provided that there shall be represented, either in person or by proxy, at such meeting, twenty percent (20%) of the votes entitled to be cast. If a quorum shall not Present, a majority of votes represented may adjourn the meeting to some later time. When a quorum is present, a majority of the votes represented in person or by proxy shall determine any question, except as may be otherwise provided by these Rules and Regulations or by applicable law.

     Section 5. Proxies. A Variable Annuity Contract Owner may vote either in person or by proxy duly executed in writing by the Variable Annuity Contract Owner. A proxy for any meeting shall be valid for any adjournment of such meeting.

     Section 6. Voting. For purposes of this Article II only, the term "Variable Annuity Contract Owner" (hereafter the "Owner") shall mean the person, corporation, trustee or other entity shown by the records of the Company to be the owner. The number of votes which the Owner may cast will be determined as of the record date chosen by the Board of Managers not more than seventy-five nor less than twenty days prior to the date of the annual or any special meeting of the Owners. Prior to the commencement of payments under a variable annuity contract, the number of votes will equal the number of Accumulation Units credited to the contract. After variable annuity payments have commenced, the number of votes will equal the amount of the assets in the Fund to meet variable annuity obligations related to the variable annuity contract, divided by the value of an. Accumulation Unit. In the case of a group contract under which annuity payments have commenced for some participants and not for others, the number of votes shall be computed on the applicable basis and totalled.

     During the accumulation period the Owners of contracts issued in connection with plans qualified under Section 401(a) of the Internal Revenue Code (other than H.R. 10 plans) will have the sole right to cast all votes attributable to the Owners' contributions under such contracts; during such period an individual covered by or participating under variable annuity contracts (a) adopted by the public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code, (b) in connection with plans established by persons entitled to the benefits of the Self-employed Individual's Tax Retirement Act of 1962, as amended, "H.R. 10," and (c) in connection with plans qualified under Section 401(a) of the Internal Revenue Code (other than H.R. 10 plans) to the extent of the individual's contributions thereunder, will have the right to instruct the Owner with respect to the votes attributable to that individual's account.

     During the annuity period an individual will have the right to instruct the Owner with respect to all votes attributable to the amount of assets established in the Fund to meet the annuity obligations relating to such individual.

     Votes for which instructions have not been received where such individual was entitled to instruct the Owner shall be cast by the Owner for or against each proposal to be voted upon only in the same proportion as votes for which instructions have been received.

     The Company will furnish to the Owner (or mail in accordance with his instructions) proxy materials necessary for distribution to individuals in order to permit the Owner to obtain instructions as to casting the votes, when such individuals are entitled to instruct the Owner and each individual so entitled shall receive a statement of the number of votes, including fractional shares, attributable to his participation under the contract or contracts and stating his right to instruct the Owner how such votes shall be cast. In no case shall the Company be under any duty to inquire as to the instructions received by, or the authority of, the Owner, with respect to votes cast by such Owner in person or by proxy, which shall be valid and effective insofar as the Company, the Fund and other Owners are concerned.

     Section 7. Tellers. Every meeting Or the Variable Annuity Contract Owners shall be organized by the election viva voce of a chairman and clerk. The chairman shall appoint two tellers to receive, count and report all ballots cast at such meeting and he may also appoint a committee on qualifications and proxies to inquire and report to the meeting what Variable Annuity Contract Owners are present, duly qualified or properly represented. If the right of any person to vote be questioned, the chairman of the meeting shall upon receiving the report of the committee on qualifications and proxies determine as to his said right, subject to an appeal from such decision to the meeting.

                                   ARTICLE IV

                     POWERS AND DUTIES OF BOARD OF MANAGERS

     The Board of Managers shall have the following powers, responsibilities and duties:

          1. To select and approve annually an independent public accountant, whose employment shall be approved by the Variable Annuity Contract Owners;

          2. To execute a management agreement or agreements and an investment advisory agreement or agreements providing for sales and administrative services, mortality guarantees, expense guarantees, investment advisory services and other related matters, which agreements shall be submitted for approval or rejection by Variable Annuity Contract Owners not later than their first annual meeting;

          3. To consider annually the terms of any management and investment advisory agreements approved by Variable Annuity Contract Owners and approve their continuance or submit for action by Variable Annuity Contract Owners recommendations for amendment or termination;

          4. To recommend any changes in the fundamental investment policies of the Fund and to submit the same to the Variable Annuity Contract Owners at any annual or special meeting;

          5. To supervise the investment of the assets of the Fund in accordance with the fundamental investment policies of the Fund;

          6. To enter into agreements and to take any and all actions necessary or proper in connection with the operation and management of the Fund and the assets thereof.

                                   ARTICLE V

                      FEES OF MEMBERS OF BOARD AND OTHERS

     The Board of Managers shall have power to fix and determine the fee or fees to be paid members of the Board of Managers or any person elected by the Board of Managers or by the Variable Annuity Contract Owners on account of services to the Fund, except that members of the Board of Managers who are also officers, directors or employees of the Company or The Travelers Corporation or any company affiliated with The Travelers Corporation shall not be entitled to any fee. Any fees so fixed and determined by the Board of Managers shall be subject to revision or amendment by the Variable Annuity Contract Owners and may be paid by the Company in accordance with the terms of any management agreement entered into with the Fund.

                                   ARTICLE VI

                                INDEMNIFICATION

     Each member of the Board of Managers and each officer and agent of the Fund (and his heirs, executors and administrators) shall be indemnified and reimbursed by the Fund for expenses, including attorneys' fees, and for such amount of any judgment, money decree, fine, penalty or settlement for which he may become liable as the Board of Managers deems reasonable, actually incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding, or any appeal therein, in which he is made a party by reason of the fact that he, or the person whose legal representative he is, is or was such a member, officer or agent, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties. No such payment shall be made to any person in respect of any action, suit or proceeding seeking to establish his liability to the Fund arising out of alleged negligence or misconduct by him, or the person whose legal representative or successor he is, in the performance of his duties unless either (a) he is successful in his defense on the merits or (b) the court in which such action, suit or proceeding was instituted, on motion for such indemnification and reimbursement, finds such payment not unreasonable or inequitable after such hearing and notice thereof as it deems proper. The foregoing right of indemnification and reimbursement shall not be exclusive of any other rights to which any person may be entitled as a matter of law. Nothing contained herein shall be construed to protect any person against any liability to the Fund or to Variable Annuity Contract Owners of the Company to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                  ARTICLE VII

                             VALUATION OF THE FUND

     Section 1. Valuation of Assets. In determining the total value of the assets of the Fund on any valuation date, securities shall be taken at their market value and all other assets at fair value, determined as follows:

          (1) The market value of each security that is listed or traded on the New York Stock Exchange or the American Stock Exchange shall be determined by the price of the last reported sale of such security, ascertained by any method which may be selected by or under the direction of the Board of Managers, on either of said exchanges on the business day next preceding the valuation date. In case there has been no such sale of such security on such day, then market value shall be ascertained by any method which may be selected by or under the direction of the Board of Managers, but shall be not less than the last bid price nor more than the last asked price, if any, on either of such exchanges for such security on such day.

          (2) The market value of each security that shall not be listed or traded on the New York Stock Exchange or the American Stock Exchange shall be determined by any method which may be selected by or under the direction of the Board of Managers.

          (3) Dividends declared but not yet received and rights in respect of securities quoted ex-dividends or ex-rights shall be included at the fair value thereof as determined by any method which may be selected by or under the direction of the Board of Managers, which may, but need not be, the fair value so determined on the day the particular securities are first quoted ex-dividends or ex-rights.

          (4) The fair value of any other assets of the Fund (or the value of any of the assets mentioned in paragraphs (1), (2) or (3) in situations not covered thereby or in the event of the closing of the New York Stock Exchange or any other circumstance determined by authority of the Board of Managers to make other methods of valuation advisable) shall be determined by any method which may be selected by or under the direction of the Board of Managers.

          (5) Whenever value or market prices or any other matter are to be determined hereunder by any method which may be selected by or under the direction of the Board of Managers, the method selected shall be in accordance with generally accepted accounting principles and as may be approved from time to time by or pursuant to the authority of the Board of Managers.

     Section 2. Determinations Binding. Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Managers, as to the amount of the assets, debts, obligations, or liabilities of the Fund, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price or closing bid or asked price of any security owned or held by the Fund, as to the market value of any security or fair value of any other asset of the Fund, as to the number of units of the Fund outstanding, as to the estimated expense to the Fund in connection with purchases of assets or units, as to the ability to liquidate securities in orderly fashion, or as to any other matters relating to the issue, sale, purchase and/or other acquisition or disposition of securities or units of the Fund, shall be final, conclusive and binding.

                                  ARTICLE VIII

                                   AMENDMENTS

     These Rules and Regulations, subject to applicable law, may be altered, amended or repealed by vote of a majority of the Board of Managers as is necessary and appropriate to carry out the purposes of the Fund

                                      ***

     As adopted on December 18, 1967, pursuant to authorization by a vote of the Board of Directors of The Travelers Insurance Company on August 4, 1967.
---------------
* Effective October 1, 1985, the name changed to The Traveler Growth Stock Account for Variable Annuities effective

  Effective May 1, 1992, the name changed to The Travelers Growth and Income Stock Account for Variable Annuities.

  Article II amended by vote of Board of Managers at July 25, 1996 meeting.

                                                                       EXHIBIT C

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

                            ------------------------

                             RULES AND REGULATIONS

                                       OF

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            ------------------------

                            DATED AS OF MAY 1, 1999

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             RULES AND REGULATIONS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I GENERAL...........................................    1
  Section 1.1. Name.........................................    1
  Section 1.2. Office.......................................    1
  Section 1.3. Purposes.....................................    1
  Section 1.4. Status Under the 1940 Act....................    1

ARTICLE II BOARD OF MANAGERS................................    2
  Section 2.1. Management of the Separate Account...........    2
  Section 2.2. Qualification................................    2
  Section 2.3. Number.......................................    2
  Section 2.4. Term and Election............................    2
  Section 2.5. Composition of the Board of Managers.........    2
  Section 2.6. Resignation and Retirement...................    2
  Section 2.7. Removal......................................    2
  Section 2.8. Vacancies....................................    3
  Section 2.9. Meetings and Vote of Managers................    3
     Section 2.9.1. Regular Meetings........................    3
     Section 2.9.2. Special Meetings........................    3
     Section 2.9.3. Telephonic Meetings.....................    3
     Section 2.9.4. Quorum..................................    3
     Section 2.9.5. Required Vote...........................    3
     Section 2.9.6. Consent in Lieu of a Meeting............    3
  Section 2.10 Officers and Agents..........................    3
     Section 2.10.1. Enumeration............................    3
     Section 2.10.2. Qualification..........................    4
     Section 2.10.3. Election...............................    4
     Section 2.10.4. Term of Office.........................    4
     Section 2.10.5. Titles and Duties......................    4
       (a) Chairman.........................................    4
       (b) Secretary........................................    4
       (c) Assistant Secretary..............................    4
       (d) Temporary Secretary..............................    4
     Section 2.10.6. Powers.................................    4
     Section 2.10.7. Resignation, Retirement, and Removal...    5
     Section 2.10.8. Vacancies..............................    5

                                                              PAGE
                                                              ----
  Section 2.11. Powers and Duties of the Board of
     Managers...............................................    5
     Section 2.11.1. Powers and Duties -- Generally.........    5
     Section 2.11.2. Powers and Duties Regarding Fees and
      Benefits..............................................    6
  Section 2.12. Committees..................................    7
     Section 2.12.1. Generally..............................    7
     Section 2.12.2. Executive Committee....................    7

ARTICLE III CONTRACT OWNERS.................................    7
  Section 3.1. Annual or Regular Meetings...................    7
  Section 3.2. Special Meetings.............................    7
  Section 3.3. Notice of Meetings...........................    8
  Section 3.4. Call of Meetings.............................    8
  Section 3.5. Record Date..................................    8
  Section 3.6. Actions by Written Consent...................    8
  Section 3.7. Required Vote................................    8
  Section 3.8. Proxies......................................    9
  Section 3.9. Quorum.......................................    9
  Section 3.10. Adjournments................................    9
  Section 3.11. Procedure at Meetings.......................    9
  Section 3.12. Voting Powers...............................    9
  Section 3.13. Matters Requiring Contract Owner Action.....    9

ARTICLE IV LIMITATION OF LIABILITY AND INDEMNIFICATION......   10
  Section 4.1. General Provisions...........................   10
     Section 4.1.1. General Limitation of Liability.........   10
     Section 4.1.2. Notice of Limited Liability.............   10
     Section 4.1.3. Liability Limited to Assets of the
      Separate Account......................................   10
  Section 4.2. Liability of Managers........................   10
     Section 4.2.1. Liability for Own Actions...............   10
     Section 4.2.2. Liability for Actions of Others.........   11
     Section 4.2.3. Advice of Experts and Reports of
      Others................................................   11
     Section 4.2.4. Bond....................................   11
     Section 4.2.5. Rules and Regulations Governs Issues of
      Liability.............................................   11
  Section 4.3. Liability of Third Persons Dealing with
     Managers...............................................   11
  Section 4.4. Indemnification..............................   11
     Section 4.4.1. Indemnification of Covered Persons......   11
     Section 4.4.2. Exceptions..............................   12
     Section 4.4.3. Rights of Indemnification...............   12
     Section 4.4.4. Expenses of Indemnification.............   12

                                                              PAGE
                                                              ----
     Section 4.4.5. Certain Defined Terms Relating to
      Indemnification.......................................   13
  Section 4.5. Consistent with Applicable Law...............   13

ARTICLE V VALUATION OF ASSETS...............................   13
  Section 5.1. General......................................   13
  Section 5.2. Suspension of Determination of Value.........   13
  Section 5.3. Computation of Net Assets....................   13
  Section 5.4. Separate Account's Assets....................   13
  Section 5.5. Valuation of Assets..........................   14
  Section 5.6. The Separate Account's Liabilities...........   14
  Section 5.7. Determination Binding........................   14

ARTICLE VI AMENDMENTS.......................................   15
  Section 6.1. General......................................   15
  Section 6.2. Prohibited Retrospective Amendments..........   15

ARTICLE VII MISCELLANEOUS PROVISIONS........................   15
  Section 7.1. Certain Internal References..................   15
  Section 7.2. Certified Copies.............................   15
  Section 7.3. Fiscal Year..................................   15
  Section 7.4. Governing Law................................   15
  Section 7.5. Headings.....................................   15
  Section 7.6. Resolution of Ambiguities....................   16
  Section 7.7. Seal.........................................   16
  Section 7.8. Severability.................................   16
  Section 7.9. Signatures...................................   16

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT
                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                            ------------------------

                             RULES AND REGULATIONS
                            ------------------------

                                   ARTICLE I

                                    GENERAL

     Section 1.1. Name. The name of this separate account will be The Travelers Growth and Income Stock Account for Variable Annuities (the "Separate Account"). The name of the Separate Account has been selected by and belongs to The Travelers Insurance Company (the "Company"). The use of its name by the Separate Account will in no way prevent the Company or any company affiliated with the Company from using the name "Travelers" with any other word or words in connection with any other entity or business, whether competitive with the Separate Account or not. The Company's red umbrella service mark may be used by the Separate Account only with the consent of the Company, which reserves the right to withdraw such consent.

     Section 1.2. Office. The office of the Separate Account will be in the City of Hartford, Connecticut.

     Section 1.3. Purposes. The purpose of the Separate Account is to provide an account pursuant to Section 38a-433 of the Connecticut General Statutes (the "CGS"), for assets to be set aside, separate and apart from the other assets of the Company, for the credit and sole benefit of variable insurance contracts issued by the Company and entitled to participate in the Separate Account. The assets of the Separate Account will be held and applied exclusively to meet obligations (including expenses) to provide variable benefits under variable insurance contracts participating in the Separate Account, as provided in such contracts, all in accordance with applicable state law and as may be required to comply with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") under the 1940 Act.

     Section 1.4. Status Under the 1940 Act. The Separate Account may be registered as an open-end management investment company under the 1940 Act. Such registration may be terminated, however, if and to the extent permitted by law; or the Separate Account may be reorganized and registered as a unit investment trust under the 1940 Act; in each case with the approval (if required by the 1940 Act) of the owners of the outstanding variable insurance contracts issued with respect to the Separate Account (the "Contract Owners"), voted as provided in Article III of these Rules and Regulations. The Separate Account also may be a series company, with separate investment portfolios or funds.

     Any question of interpretation of any term or provisions of these Rules and Regulations having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to the corresponding term or provision of the 1940 Act and to any definition thereof in the 1940 Act or to judicial interpretations thereof, if any, or, in the absence of any controlling judicial decisions, to rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act.

                                   ARTICLE II

                               BOARD OF MANAGERS

     Section 2.1. Management of the Separate Account. The business and affairs of the Separate Account shall be managed by the Managers, and they shall have all powers necessary and desirable to carry out that responsibility, including those specifically set forth in Sections 2.11.1 and 2.11.2 herein.

     Section 2.2. Qualification. Each Manager shall be a natural person. A Manager need not be Contract Owner, a citizen of the United States, or a resident of the State of Connecticut.

     Section 2.3. Number. The number of Managers which shall constitute the entire Board of Managers shall not be less than five (5) nor more than ten (10), which number may be increased or decreased by the Managers, but shall never be less than the minimum number required by the CGS. The number of Managers may be decreased in conjunction with a removal of a Manager pursuant to Section 2.7. Notwithstanding the foregoing, the entire Board of Managers may be comprised of only the initial Manager prior to the effective date of the registration statement registering the Separate Account and the variable insurance contracts under the federal securities laws.

     Section 2.4. Term and Election. Each Manager shall hold office indefinitely. If and to the extent required by the 1940 Act, one or more Managers shall be elected by Contract Owners at a meeting called for that purpose. Any Manager who is appointed by the Managers to fill a vacancy as provided hereunder shall hold his position until the next Contract Owners' meeting, subject to the requirements of the 1940 Act.

     Section 2.5. Composition of the Board of Managers. No election or appointment of a Manager shall take effect if such election or appointment would cause the number of Managers who are interested persons, as defined in Section 2(a)(19) of the 1940 Act ("Interested Persons"), to exceed the number permitted by Section 10 of that Act.

     Section 2.6. Resignation and Retirement. Any Manager may resign or retire as a Manager (without need for prior or subsequent accounting) by an instrument in writing signed by such Manager and delivered or mailed to the Chairman of the Board of Managers. Such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument.

     Section 2.7. Removal. Any Manager may be removed with or without cause at any time: (1) by written instrument signed by two-thirds (2/3) of the number of Managers in office prior to such removal, specifying the date upon which such removal shall become effective, or (2) by the affirmative vote of a majority of all votes entitled to be cast of Contract Owners in person or by proxy at any meeting called for that purpose.

     Section 2.8. Vacancies. Any vacancy or anticipated vacancy resulting for any reason, including without limitation the death, resignation, retirement, removal, or incapacity of any of the Managers, or resulting from an increase in the number of Managers may (but need not unless required by the 1940 Act) be filled by a majority of the Managers then in office, subject to the provisions of Section 16 of the 1940 Act, through the appointment in writing of such other person as such remaining Managers in their discretion shall determine. The appointment shall be effective upon the written acceptance of the person named therein to serve as a Manager and agreement by such person to be bound by the provisions of these Rules and Regulations, except that any such appointment in anticipation of a vacancy occurring by reason of the resignation, retirement, or increase in number of Managers to be effective at a later date shall become effective only at or after the effective date of such resignation, retirement, or increase in number of Managers.

     Section 2.9. Meetings and Vote of Managers.

          Section 2.9.1. Regular Meetings. The Managers, from time to time, may provide for the holding of regular meetings of the Managers, and fix their time and place.

          Section 2.9.2. Special Meetings. Special meetings of the Managers may be called by the Chairman of the Board of Managers on twenty-four (24) hours notice to each Manager, either personally, by mail, by telegram, or by facsimile transmission. Special meetings shall be called by the Secretary or Assistant Secretary in like manner and on like notice on the written request of a majority of the Managers then in office.

          Section 2.9.3. Telephonic Meetings. Managers may participate in a meeting of the Managers by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Except to the extent that the 1940 Act has been interpreted otherwise, participation by such means shall constitute presence in person at the meeting.

          Section 2.9.4. Quorum. A majority of the Managers then in office being present in person or by proxy shall constitute a quorum.

          Section 2.9.5. Required Vote. Except as otherwise provided by the 1940 Act, other applicable law, or these Rules and Regulations, any action to be taken by the Managers on behalf of the Separate Account may be taken by a majority of the Managers present at a meeting of Managers at which a quorum is present.

          Section 2.9.6. Consent in Lieu of a Meeting. Except as otherwise provided by the 1940 Act or other applicable law, the Managers may, by unanimous written consent of the Managers then in office, take any action which may have been taken at a meeting of the Managers.

     Section 2.10 Officers and Agents.

          Section 2.10.1. Enumeration. The officers of the Board of Managers shall be a Chairman, a Secretary, and an Assistant Secretary. The Managers may also appoint such other officers as they deem desirable. The Separate Account may also have such agents as the Managers from time to time may in their discretion appoint. Any two or more offices may be held by the same person except that a person who holds more than one office may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

          Section 2.10.2. Qualification. The Chairman shall be a Manager, and may, but need not be, a Contract Owner. Any other officer may, but need not be, a Manager or Contract Owner.

          Section 2.10.3. Election. The Chairman shall be elected by the Managers at the first meeting of the Managers. Other officers may be elected or appointed by the Managers at any meeting of the Managers or at any other time.

          Section 2.10.4. Term of Office. The Chairman shall hold office until his respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Managers.

          Section 2.10.5 Titles and Duties.

             (a) Chairman. Unless the Managers otherwise provide, the Chairman of the Board shall preside at all meetings of the Contract Owners and of the Managers. The Chairman of the Board shall also perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

             (b) Secretary. The Secretary shall record all proceedings of the Contract Owners and the Managers in books to be kept for such purposes, which books or a copy thereof shall be kept at the principal office of the Separate Account or at such other place as designated by the Managers, in accordance with the requirements of the 1940 Act and rules thereunder. The Secretary shall also perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

             (c) Assistant Secretary. In the absence of the Secretary or in the event of his or her inability or refusal to act, the Assistant Secretary, or if there is more than one, the Assistant Secretaries in their order of election or in such other order as determined by the Managers, shall perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. The Assistant Secretary shall also perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

             (d) Temporary Secretary. In the absence of the Secretary and Assistant Secretary from any meeting of the Contract Owners or Managers, the Managers may appoint a temporary secretary at such meeting, who shall perform the duties of the Secretary for the purposes of such meeting.

          Section 2.10.6. Powers. Subject to the other provisions of these Rules and Regulations, each officer shall have, in addition to the duties and powers set forth herein, such duties and powers as are commonly incident to the office occupied by such officer as if the Separate Account were organized as a Connecticut business corporation and such other duties and powers as the Managers may from time to time designate.

          Section 2.10.7. Resignation, Retirement, and Removal. Any officer may resign at any time by written instrument signed by him or her delivered to the Chairman or Secretary or delivered to a meeting of the Managers. Such resignation shall be effective upon receipt unless specified to be effective at some other time. The Managers may remove any officer elected by them with or without cause by the vote or written consent of a majority of the Managers then in office. To the extent that any officer or Manager of the Separate Account receives compensation from the Separate Account (and except as may otherwise be expressly provided in a written agreement with the Separate Account that is not inconsistent with applicable law), no Manager or officer resigning and no officer removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

          Section 2.10.8. Vacancies. Any vacancy or anticipated vacancy resulting for any reason, including without limitation the death, resignation, retirement, removal, or incapacity of the Chairman or the Secretary may be filled by a majority of the Managers then in office through the appointment in writing of such other person as such remaining Managers in their discretion shall determine. The appointment shall be effective upon the written acceptance of the person named therein to serve as in the capacity named therein. Other vacancies may be filled, if at all, by the Managers at a meeting of the Managers or at any other time.

     Section 2.11. Powers and Duties of the Board of Managers.

          Section 2.11.1. Powers and Duties -- Generally. Subject to applicable law, the Board of Managers shall have the following powers, responsibilities, and duties:

             (a) to select and approve annually an independent public accountant for the Separate Account, whose initial selection shall be submitted to the Contract Owners for ratification or rejection if and to the extent required by applicable law;

             (b) to approve an agreement for investment advisory (and any agreement for sub-advisory) services, which agreement shall be submitted to the Contract Owners for approval or rejection if and to the extent required by applicable law;

             (c) to approve an underwriting agreement(s) with a principal underwriter(s) for the Separate Account;

             (d) to consider annually the terms of any agreement or agreements of the nature contemplated by paragraphs (b) or (c) of this Section
        2.11.1 and approve amendments thereto or continuance or termination thereof, subject to any action by the Contract Owners required by applicable law;

             (e) to approve an agreement or agreements for administrative services and/or custody of the assets of the Separate Account, if deemed appropriate;

             (f) to take such action as may be necessary or appropriate with respect to the registration and qualification of the Separate Account and of the variable insurance contracts under the 1940 Act, the Securities Act of 1933 (the 1933 Act), and any applicable state securities and insurance laws;

             (g) to adopt and amend the investment policies and restrictions of the Separate Account, or in the status or classification of the Separate Account under the 1940 Act as contemplated by Section 1.4 of these Rules and Regulations, and, to the extent required by applicable law, to submit the same to the Contract Owners at a meeting of the Contract Owners;

             (h) to add new funds to the Separate Account or eliminate existing funds as they deem appropriate;

             (i) to supervise the investment of the assets of the Separate Account in accordance with the investment policies and restrictions of the Separate Account;

             (j) to determine the value of the net assets of the Separate Account in accordance with Article V hereof, and in particular to determine, in good faith, the fair value of all assets of the Separate Account for which market quotations are not readily available;

             (k) to elect and remove officers and appoint and terminate agents and consultants, any one or more of the foregoing of whom may be a Manager, and provide compensation for the foregoing in the Managers sole discretion;

             (l) to elect, by vote of a majority of the Managers then in office, an Executive Committee and any other committee, and, in the Managers sole discretion, to delegate thereto certain of their powers that may be delegated, subject to Section 2.12 hereof; and

             (m) to enter into any other agreements, or authorize the entrance into the same, on behalf of the Separate Account, and to take any and all actions necessary or proper in connection with the operation and management of the Separate Account and the assets thereof.

          If any insurance regulatory authority should require that the Separate Account make or refrain from making certain investments or disapprove any agreement of the nature referred to in this Section, or if the Company should disapprove any change in the Separate Account's investment policy, investment manager, or principal underwriter initiated by the Contract Owners or the Board of Managers, the Company shall immediately notify the Board of such action in order that a special meeting of the Board of Managers may be called, if desired.

          Section 2.11.2. Powers and Duties Regarding Fees and Benefits. The Board of Managers shall have the power to fix and determine the fee or fees and the reimbursement for expenses, to be paid to Managers or any officer elected or appointed by the Board of Managers, on account of services to the Separate Account or expenses incurred in connection with the Separate Account; and no fees or expenses shall be paid to any such member or officer on such account which is not so fixed and determined by the Board of Managers. Managers and officers who are also officers, directors, or employees of the Company or any company affiliated with the Company shall not be entitled to any fee from the Separate Account. Any fees or expenses so fixed and determined by the Board of Managers may be paid by the Company in accordance with the terms of any expense agreement entered into with the Separate Account.

     In addition, the Managers shall have the power to pay pensions for faithful service, as deemed appropriate by the Managers, and to adopt, establish and carry out pension, profit-sharing, savings, thrift, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing retirement and other benefits, for any or all Managers, officers, employees, and agents of the Separate Account, each in accordance with and subject to the requirements of applicable law.

     Section 2.12. Committees.

          Section 2.12.1. Generally. The Managers, by vote of the Managers then in office, may elect from their number an Executive Committee or any other committee, and may delegate thereto some or all of their powers except those which by law or by these Rules or Regulations may not be delegated. Except as the Managers may otherwise determine, any committee established by a majority of the Managers then in office may make rules for the conduct of its business, but unless otherwise provided by the Managers or in such rules, its business shall be conducted so far as possible in the same manner as is provided by the Rules and Regulations of the Separate Account for the Managers themselves. All members of such committees shall hold such offices at the pleasure of the Managers. The Managers may abolish any committee at any time. Any committee to which the Managers delegate any of their powers or duties shall keep records of its meetings and shall report its actions to the Managers. The Managers shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

          Section 2.12.2. Executive Committee. The Executive Committee, if there shall be one, shall have all of the powers and authority of the Managers that may lawfully be exercised by an Executive Committee, except the power to recommend to the Contract Owners any action which requires the Contract Owners approval; or approve any merger, reorganization, or exchange which does not require Contract Owners approval. Notwithstanding the foregoing, the Managers may limit the powers and authority of the Executive Committee at any time.

                                  ARTICLE III

                                CONTRACT OWNERS

     Section 3.1. Annual or Regular Meetings. No annual or regular meetings of Contract Owners are required.

     Section 3.2. Special Meetings. Special meetings of Contract Owners may be called by the Chairman of the Board of Managers or the Managers from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Contract Owners as herein provided or upon any other matter upon which Contract Owner approval is deemed by the Managers to be necessary or desirable. A special meeting shall be called by the Secretary of the Separate Account upon (i) the request of a majority of the Managers then in office, or
(ii) the written request of Contract Owners entitled to cast at least ten percent (10%) of all the votes entitled to be cast at such meeting subject to the requirements of Section 16(c) of the 1940 Act.

     Section 3.3. Notice of Meetings. Written notice of any meeting of Contract Owners shall be given or caused to be given by the Managers by mailing or transmitting such notice not less than ten (10) nor more than sixty (60) days before such meeting, postage prepaid, stating the time, place, and purpose of the meeting, to each Contract Owner entitled to vote at such meeting as of the Record Date, at the Contract Owner's address as it appears on the records of the Separate Account. Notice of any adjourned meeting will not be required. Whenever any notice of time, place, or any other matter is required to be given to Contract Owners, a waiver thereof in writing signed by the Contract Owner entitled to the notice, whether before or after the time stated in the notice, will be deemed equivalent to the giving of notice. Any waivers will be filed with the records of the meeting.

     Section 3.4. Call of Meetings. The Managers shall promptly call and give notice of a meeting of Contract Owners for the purpose of voting upon removal of any Manager of the Separate Account when requested to do so in accordance with
Section 3.2. For all other matters, the Managers shall call or give notice of a meeting within thirty (30) days after written application by Contract Owners entitled to cast at least ten percent (10%) of all the votes entitled to be cast on the matter request a meeting be called.

     Section 3.5. Record Date. The records of the Company will be conclusive in determining Contract Owners entitled to vote. The number of votes which the Contract Owner may cast will be determined as of the record date chosen by the Board of Managers not more than seventy-five (75) nor less than twenty (20) days prior to the date of any meeting of the Contract Owners, provided that the record date may be less than twenty days prior to the initial meeting of Contract Owners. Prior to the commencement of payments under a variable insurance contract, the number of votes will equal the number of Accumulation Units credited to the contract. After variable payments have commenced, the number of votes will equal the amount of the assets in the Separate Account established to meet variable obligations related to the contract, divided by the value of an Accumulation Unit.

     The Company will furnish to the Contract Owner (or mail in accordance with his instructions) proxy materials. In no case will the Company be under any duty to inquire as to the instructions received by, or the authority of, the Contract Owner, with respect to votes cast by an Contract Owner in person or by proxy, which will be valid and effective insofar as the Company, the Separate Account, and other Contract Owners are concerned.

     Section 3.6. Actions by Written Consent. Except as otherwise required by the 1940 Act, other applicable law, or these Rules and Regulations, any action taken by Contract Owners may be taken without a meeting if Contract Owners entitled to cast at least a majority of all the votes entitled to be cast on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of these Rules and Regulations) consent to the action in writing and such written consents are filed with the records of the meetings of Contract Owners. Such consent shall be treated for all purposes as a vote taken at a meeting of Contract Owners.

     Section 3.7. Required Vote. Subject to any provision of law requiring the authorization of any matter by a greater proportion, any matter on which the Contract Owners vote shall be approved by the affirmative vote of the votes entitled to be cast on such matter at a meeting of the Contract

Owners at which a quorum is present, except that Managers shall be elected by a plurality of the votes cast at such meeting.

     Section 3.8. Proxies. A Contract Owner may vote either in person or by proxy duly executed by the Contract Owner and transmitted to the Separate Account by mail, facsimile, or any other form of transmission permitted by applicable law. A proxy for any meeting will be valid for any adjournment of such meeting.

     Section 3.9. Quorum. Subject to applicable law, Contract Owners entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at any annual or special meeting of the Contract Owners, provided that there is represented, either in person or by proxy, at any meeting, twenty percent (20%) of the votes entitled to be cast. If a quorum is not present, a majority of votes represented may adjourn the meeting to some later time. When a quorum is present, a majority of the votes represented in person or by proxy will determine any questions, except as may be otherwise provided by these Rules and Regulations or by applicable law.

     Section 3.10. Adjournments. Adjourned meetings may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

     Section 3.11. Procedure at Meetings. The Chairman and Secretary of the Board of Managers shall act as Chairman and Secretary, respectively, of every meeting of the Contract Owners, or in the absence of both, such other person or persons as the meeting shall select by voice vote. The chairman of the meeting shall appoint such inspectors of election, tellers, or other officers or committees of the meeting as may be necessary to determine the vote on any question or the right of any person or proxy to vote at the meeting.

     Section 3.12. Voting Powers. The Contract Owners shall have power to vote only with respect to matters expressly enumerated in Section 3.13 or with respect to such additional matters relating to the Separate Account as may be required by the 1940 Act, this Separate Account, any registration of the Separate Account with the SEC or any state, or as the Managers may otherwise deem necessary or desirable.

     Section 3.13. Matters Requiring Contract Owner Action. Action by the Contract Owners shall be required as to the following matters:

          (a) to elect or remove Managers as provided in Sections 2.4 and 2.7 hereof;

          (b) to approve any agreement or arrangement with a third party provider of services as to which Contract Owner approval is required by the 1940 Act;

          (c) to ratify the selection of an initial independent public accountant and any independent public accountant other than the current accountant, and terminate the employment of such accountant, if and to the extent required by applicable law ;

          (d) to authorize changes in the fundamental investment restrictions and/or policies of the Separate Account, if and to the extent required by applicable law; and

          (e) to approve any acts, transactions, or other agreements that may be submitted to a vote of the Contract Owners by the Board of Managers.

                                   ARTICLE IV

                  LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 4.1. General Provisions.

          Section 4.1.1. General Limitation of Liability. No personal liability for any debt or obligation of the Separate Account shall attach to any Manager, officer, or employee of the Separate Account or Contract Owner. Without limiting the foregoing, a Manager shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, agent, or employee, of the Separate Account, nor shall any Manager be responsible or liable for the act or omission of any other Manager of the Separate Account. Similarly, an officer or employee of the Separate Account or Contract Owner shall not be responsible for or liable in any event for any neglect or wrongdoing of any Manager or agent of the Separate Account, or any other officer or employee of the Separate Account or Contract Owner. Every note, bond, contract, instrument, certificate, or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Separate Account or the Managers or any Manager in connection with the Separate Account shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Managers or Manager and neither such Managers or Manager shall be personally liable thereon.

          Section 4.1.2. Notice of Limited Liability. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Managers or by any officers or officer shall recite that the same was executed or made by or on behalf of the Separate Account by them as Managers or Manager or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them but are binding only upon the assets and property of the Separate Account, and may contain such further recitals as they or he may deem appropriate, but the omission thereof shall not operate to bind any Managers or Manager or officers or officer individually.

          Section 4.1.3. Liability Limited to Assets of the Separate
     Account. All persons extending credit to, contracting with, or having any claim against the Separate Account shall look only to the assets of the Separate Account, as appropriate, for payment under such credit, contract or claim, and neither the Managers nor any of the Separate Account s officers, employees, or agents, whether past, present, or future, shall be personally liable therefor.

     Section 4.2. Liability of Managers. The exercise by the Managers of their powers and discretion hereunder shall be binding upon the Separate Account, and any other person dealing with the Separate Account. The liability of the Managers, however, shall be limited by this Article IV.

          Section 4.2.1. Liability for Own Actions. A Manager shall be liable to the Separate Account only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Manager, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

          Section 4.2.2. Liability for Actions of Others. The Managers shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrative distributor, principal underwriter, custodian, transfer agent, dividend disbursing agent, Contract Owner, servicing agent, or accounting agent of the Separate Account, nor shall any Manager be responsible for any act or omission of any other Manager.

          Section 4.2.3. Advice of Experts and Reports of Others. The Managers may take advice of counsel or other experts with respect to the meaning and operation of these Rules and Regulations and their duties as Managers hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Managers, when acting in good faith, shall be entitled to rely upon the books of account of the Separate Account and upon written reports made to the Managers by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner, or responsible employee of any other party to any contract entered into hereunder.

          Section 4.2.4. Bond. The Managers shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 4.2.5. Rules and Regulations Governs Issues of Liability. The provisions of these Rules and Regulations, to the extent that they restrict the duties and liabilities of the Managers otherwise existing at law or in equity, are agreed by the Contract Owners and all other Persons bound by these Rules and Regulations to replace such other duties and liabilities of the Managers.

     Section 4.3. Liability of Third Persons Dealing with Managers. No person dealing with the Managers shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Managers or to see to the application of any payments made or property transferred to the Separate Account or upon its order.

     Section 4.4. Indemnification.

          Section 4.4.1. Indemnification of Covered Persons. Subject to the exceptions and limitations contained in Article IV, every person who is, or has been, a Manager, officer, employee, or agent of the Separate Account, including persons who serve at the request of the Separate Account as Managers, officers, employees, or agents of another organization in which the Separate Account has an interest as a shareholder, creditor or otherwise (hereinafter referred to as Covered Person ), shall be indemnified by the Separate Account to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Manager, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

     Section 4.4.2. Exceptions. No indemnification shall be provided hereunder to a Covered Person:

             (a) For any liability to the Separate Account arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

             (b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Separate Account; or

             (c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this
        Section 4.4.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Managers (as such term is defined in
        Section 4.4.5) acting on the matter (provided that a majority of Disinterested Managers then in office act on the matter); or (ii) a written opinion of independent legal counsel.

          Section 4.4.3. Rights of Indemnification. The rights of indemnification herein provided may be insured against by policies maintained by the Separate Account, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Separate Account personnel other than Covered Persons may be entitled by contract or otherwise under law.

          Section 4.4.4. Expenses of Indemnification. Expenses of preparation and indemnification under this Section 4.4.4 shall be advanced by the Separate Account prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.4.4, provided that either:

             (a) Such undertaking is secured by a surety bond or some other appropriate security or the Separate Account shall be insured against losses arising out of any such advances; or

             (b) A majority of the Disinterested Managers acting on the matter (provided that a majority of the Disinterested Managers then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there reason to believe that the recipient ultimately will be found entitled to indemnification.

          Section 4.4.5. Certain Defined Terms Relating to Indemnification. As used in this Article IV, the following words shall have the meanings set forth below:

             (a) A Disinterested Manager is one (i) who is not an Interested Person of the Separate Account (including anyone, as such Disinterested Manager, who has been exempted from being an interested person by any rule, regulation or order of the SEC), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

             (b) Claim, action, suit or proceeding shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened;

             (c) An Independent Legal Counsel is counsel who is not a Manager, officer, employee, or Interested Person of the Separate Account or the Company, and who the Covered Person who is submitting the indemnification claim and the Managers agree will exercise impartial legal judgment; and

             (c) "Liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     Section 4.5. Consistent with Applicable Law. No indemnification provided by this Section shall be inconsistent with any applicable law, including the 1940 Act and the 1933 Act.

                                   ARTICLE V

                              VALUATION OF ASSETS

     Section 5.1. General. The Board of Managers shall have the power and duty to determine the value of the net assets of the Separate Account and to adopt procedures relating thereto. The Board may establish a securities valuation committee, appoint one or more agents, or enter into other arrangements with third parties to assist it in the determination of the value of some or all of the securities in the Separate Account s portfolio and to make the actual calculations pursuant to directions of the Board of Managers. Any securities valuation committee, if established, or any agents appointed by the Board of Manager will have the duty and responsibility to continuously review the appropriateness of any valuation method established by the Board and to inform the Board whenever they determine that any method is no longer appropriate. The data and information considered in implementing the valuation methods adopted by the Board will be retained for inspection by the Separate Account's independent auditors.

     Section 5.2. Suspension of Determination of Value. The Board of Managers may declare a suspension of the determination of the value of the net assets of the Account to the extent permitted by the 1940 Act.

     Section 5.3. Computation of Net Assets. The value of the net assets of the Separate Account as of any particular time shall be the value of the assets of the Separate Account less its liabilities.

     Section 5.4. Separate Account's Assets. The Separate Accounts assets shall be deemed to include: (a) all cash on hand or on deposit, including any interest accrued thereon, (b) all bills and demand notes and accounts receivable, (c) all securities owned by or on behalf of the Separate Account, (d) all stock and cash dividends and cash distributions payable but not yet received on behalf of the Separate Account (when the valuation of the underlying securities is being determined ex-dividend), (e) all interest accrued on any interest-bearing securities owed on behalf of the Separate Account (except accrued interest included in the valuation of the underlying security) and (f) all other property of every kind and nature, including prepaid expenses.

     Section 5.5. Valuation of Assets. The value of the Separate Account's assets will be determined in accordance with the 1940 Act, rules and regulations, releases and orders of the SEC from time to time in effect thereunder, valuation procedures adopted by the Board of Mangers, and the Separate Account's then-effective registration statement.

     Section 5.6. The Separate Account's Liabilities. The Separate Account's liabilities will be deemed to include (a) all bills and accounts payable, (b) all administrative or other expenses accrued which are chargeable to the Separate Account, (c) all contractual obligations for the payment of money or property, (d) all reserves authorized or approved by the Board of Managers for taxes or contingencies, and (e) all other liabilities of whatsoever kind and nature.

     Section 5.7. Determination Binding. Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles, by or pursuant to the direction of the Board of Managers, as to the amounts of the assets, debts, obligations or liabilities of the Separate Account, as to the amount of any reserves, liabilities, or expenses set up and the propriety thereof, as to the time of or purpose for creating such reserves, liabilities, or expenses, as to the use, alteration or cancellation of any reserves, liabilities, or expenses (whether or not any debt, obligation or liability for which such reserves, liabilities or expenses shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price or closing bid or asked price of any securities owed or held by the Separate Account, as to the market value of any securities or fair value of any other asset of the Separate Account, as to the estimated expense of the Separate Account in connection with purchases of assets, as to the ability of liquidate securities in an orderly fashion, as to the number of Accumulation or Annuity Units of the Separate Account outstanding, or as to any other matters relating to the sale, purchase and/or other acquisition or disposition of securities or units of the Separate Account, shall be final, conclusive and binding. The foregoing sentence shall not be construed to protect any Manager, officer, or agent of the Separate Account against any liability to the Separate Account or Contract Owners to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or agency; nor shall the foregoing sentence be constructed as a waiver of compliance with any provision of the 1940 Act or with any rule, regulation, or order promulgated under said Act.

                                   ARTICLE VI

                                   AMENDMENTS

     Section 6.1. General. Except as otherwise specifically provided herein or as required by the 1940 Act or other applicable law, these Rules and Regulations may be amended at any time by an instrument in writing signed by a majority of the Managers then in office.

     Section 6.2. Prohibited Retrospective Amendments. No amendment of these Rules and Regulations or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to Managers and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.1. Certain Internal References. In these Rules and Regulations or in any such amendment, references to these Rules and Regulations, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to these Rules and Regulations as a whole and as amended or affected by any such amendment.

     Section 7.2. Certified Copies. The original or a copy of these Rules and Regulations and of each amendment hereto shall be kept in the office of the Separate Account. Anyone dealing with the Separate Account may rely on a certificate by an officer or Manager of the Separate Account as to whether or not any such amendments have been made and as to any matters in connection with the Separate Account hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Manager of the Separate Account to be a copy of these Rules and Regulations or of any such amendments.

     Section 7.3. Fiscal Year. The fiscal year of the Separate Account shall end on December 31, or such other date as fixed by resolution of the Managers.

     Section 7.4. Governing Law. These Rules and Regulations are executed and delivered with reference to the laws of the State of Connecticut by all of the Managers whose signatures appear below, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the applicable laws of the State of Connecticut (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities laws). All references to sections of the 1940 Act, or any rules or regulations thereunder, refer to such sections, rules, or regulations in effect as of the date of, or any successor sections, rules, or regulations thereto.

     Section 7.5. Headings. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 7.6. Resolution of Ambiguities. The Managers may construe any of the provisions of these Rules and Regulations, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Managers in good faith shall be conclusive as to the meaning to be given to such provisions. In construing these Rules and Regulations, the presumption shall be in favor of a grant of power to the Managers.

     Section 7.7. Seal. No official seal of the Separate Account shall be required to execute any instruments on behalf of the Managers.

     Section 7.8. Severability. The provisions of these Rules and Regulations are severable, and if the Managers shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of these Rules and Regulations; provided, however, that such determination shall not affect any of the remaining provisions of these Rules and Regulations or render invalid or improper any action taken or omitted prior to such determination. If any provision of these Rules and Regulations shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of these Rules and Regulations in any jurisdiction.

     Section 7.9. Signatures. To the extent permitted by applicable law, any instrument signed pursuant to a validly executed power of attorney shall be deemed to have been signed by the Manager or officer executing the power of attorney.

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-82                                                               1999

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

Proxy for the Annual Meeting of Contract Owners to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Growth and Income Stock Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 9:00 a.m. on Friday, April 30, 1999 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.



Please vote by filling in the appropriate box(es) below.
                                                                                             FOR        WITHHOLD     FOR, except
                                                                                             all       AUTHORITY    vote withheld
                                                                                           nominees     for all      for nominees
                                                                                                        nominees    listed at left

1.   Election of the Board of Managers - Nominees:
     Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis Mandell,                [ ]           [ ]           [ ]
     and Frances M. Hawk.

     ------------------------------------------------------------------------


2.   Ratification of the selection of KPMG LLP as independent                                 FOR         AGAINST      ABSTAIN
     accountants for the fiscal year ending December 31, 1999.
                                                                                              [ ]           [ ]           [ ]

3.  To approve the revised Rules and Regulations.                                             [ ]           [ ]           [ ]


In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE UNITS
REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                 ---------------------------------------------
                                   PLEASE MARK, SIGN, DATE AND RETURN THIS
                                   PROXY CARD PROMPTLY USING THE ENCLOSED
                                   PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.
                                 ---------------------------------------------

                                   PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.


                                   DATE:_____________________, 1999


                                   If signing in a representative capacity
                                   (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                 ---------------------------------------------




                                 ---------------------------------------------
                                         Signature(s) if held jointly
                                            (Title(s), if required)